                                                                  Exhibit 25.1

================================================================================
                                    FORM T-1
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)           |__|

                             ______________________
                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


New York                                           13-5160382
(State of incorporation                            (I.R.S. employer
if not a U.S. national bank)                       identification no.)

48 Wall Street, New York, N.Y.                     10286
(Address of principal executive offices)           (Zip code)

                             ______________________
                    HOUSEHOLD CONSUMER LOAN DEPOSIT TRUST I
              (Exact name of obligor as specified in its charter)


New York                                           88-0345950
(State or other jurisdiction of(I.R.S.             (I.R.S. employer
employer incorporation or organization)            identification no.)

1111 Town Center Drive
Las Vegas, Nevada                                  89134
(Address of principal executive offices)           (Zip code)


                             ______________________
                      HOUSEHOLD CONSUMER LOAN TRUST 1997-2
              (Exact name of obligor as specified in its charter)


Delaware                                           To Be Applied For
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

1111 Town Center Drive
Las Vegas, Nevada                                  89134
(Address of principal executive offices)           (Zip code)


                             ______________________
                      HOUSEHOLD CONSUMER LOAN CORPORATION
              (Exact name of obligor as specified in its charter)



Nevada                                             36-4038996
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

1111 Town Center Drive
Las Vegas, Nevada                                  89134
(Address of principal executive offices)           (Zip code)

                             ______________________
              Household Consumer Loan Asset Backed Class A-1 Notes Household Consumer Loan Asset Backed Class A-2 Notes Household Consumer Loan Asset Backed Class A-3 Notes
                      (Title of the indenture securities)
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


1. GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

   (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
              Name                                        Address
--------------------------------------------------------------------------------


    Superintendent of Banks of the State of     2 Rector Street, New York,
    New York                                    N.Y.  10006, and Albany, N.Y.
                                                12203

    Federal Reserve Bank of New York            33 Liberty Plaza, New York,
                                                N.Y.  10045

    Federal Deposit Insurance Corporation       Washington, D.C.  20429

    New York Clearing House Association         New York, New York   10005


    (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

    Yes.

2.  AFFILIATIONS WITH OBLIGOR.

    IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
    AFFILIATION.

    None.

16. LIST OF EXHIBITS.

    EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

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    6.    The consent of the Trustee required by Section 321(b) of the
          Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

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                                  SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 29th day of October, 1997.


                                  THE BANK OF NEW YORK



                                  By: /S/ MARY LAGUMINA
                                      -------------------------------
                                      Name:  MARY LAGUMINA
                                      Title: ASSISTANT VICE PRESIDENT

                                                                   Exhibit 7




                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of 48 Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.



                                                      Dollar Amounts
             ASSETS                                   in Thousands
             Cash and balances due from depos-
              itory institutions:
              Noninterest-bearing balances and
               currency and coin .................     $ 7,769,502
              Interest-bearing balances ..........       1,472,524
             Securities:
              Held-to-maturity securities ........       1,080,234
              Available-for-sale securities ......       3,046,199
             Federal funds sold and Securities pur-
              chased under agreements to resell...       3,193,800
             Loans and lease financing
              receivables:
              Loans and leases, net of unearned
               income ..................35,352,045
              LESS: Allowance for loan and
               lease losses ...............625,042
              LESS: Allocated transfer risk
               reserve.........................429
              Loans and leases, net of unearned
               income, allowance, and reserve ....      34,726,574
             Assets held in trading accounts .....       1,611,096
             Premises and fixed assets (including
              capitalized leases) ................         676,729
             Other real estate owned .............          22,460
             Investments in unconsolidated
              subsidiaries and associated
              companies ..........................         209,959
             Customers' liability to this bank on
              acceptances outstanding ............       1,357,731
             Intangible assets ...................         720,883
             Other assets ........................       1,627,267
                                                      ------------
             Total assets ........................     $57,514,958
                                                      ============

             LIABILITIES
             Deposits:
              In domestic offices ................     $26,875,596
              Noninterest-bearing ......11,213,657
              Interest-bearing .........15,661,939
              In foreign offices, Edge and
              Agreement subsidiaries, and IBFs ...      16,334,270
              Noninterest-bearing .........596,369
              Interest-bearing .........15,737,901
             Federal funds purchased and Securities
              sold under agreements to repurchase.       1,583,157
             Demand notes issued to the U.S.
              Treasury ...........................         303,000
             Trading liabilities .................       1,308,173
             Other borrowed money:
              With remaining maturity of one year
               or less ...........................       2,383,570
              With remaining maturity of more than
               one year through three years.......               0
              With remaining maturity of more than
               three years .......................          20,679
             Bank's liability on acceptances exe-
              cuted and outstanding ..............       1,377,244
             Subordinated notes and debentures ...       1,018,940
             Other liabilities ...................       1,732,792
                                                      ------------
             Total liabilities ...................      52,937,421
                                                      ------------

             EQUITY CAPITAL
             Common stock ........................       1,135,284
             Surplus .............................         731,319
             Undivided profits and capital
              reserves ...........................       2,721,258
             Net unrealized holding gains
              (losses) on available-for-sale
              securities .........................           1,948
             Cumulative foreign currency transla-
              tion adjustments ...................     (    12,272)
                                                      ------------
             Total equity capital ................       4,577,537
                                                      ------------

             Total liabilities and equity
              capital ............................     $57,514,958
                                                      ============


     I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                               Robert E. Keilman

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


     Alan R. Griffith    )
     J. Carter Bacot     )
     Thomas A. Renyi     )     Directors